                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                            TO TENDER FOR EXCHANGE
             11-7/8% SENIOR DISCOUNT NOTES DUE SEPTEMBER 15, 2007
                                      OF

                         FrontierVision Holdings, L.P.
                  FrontierVision Holdings Capital Corporation

              PURSUANT TO THE PROSPECTUS DATED SEPTEMBER 26, 1997

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
         ON OCTOBER  , 1997 UNLESS EXTENDED.

TO: U.S. BANK NATIONAL ASSOCIATION d/b/a COLORADO NATIONAL BANK (THE "EXCHANGE AGENT")

  By Registered or Certified Mail:        By Overnight Courier:

     Colorado National Bank                  Colorado National Bank
     950 17th Street, Suite 650              950 17th Street, Suite 650
     Denver, Colorado  80202                 Denver, Colorado  80202
        Attn: Gretchen L. Middents              Attn:Gretchen L. Middents

  By Hand:                                By Facsimile: (303) 585-6865
                                           Confirm by telephone: (303) 585-4596
     Colorado National Bank                   Attn: Gretchen L. Middents
     950 17th Street, Suite 650
     Denver, Colorado  80202
        Attn: Gretchen L. Middents


  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


  The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

  The undersigned acknowledges receipt of the Prospectus, dated September 26, 1997 (the "Prospectus") of FrontierVision Holdings, L.P. and FrontierVision Holdings Capital Corporation (the "Issuers") and the related Letter of Transmittal (the "Letter of Transmittal"), which together describe the Issuers' offer (the "Exchange Offer") to exchange $1,000 principal amount of their 11-7/8% Senior Discount Notes due 2007 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $1,000 principal amount of their outstanding 11-7/8% Senior Discount Notes due 2007 (the "Old Notes"), of which $237,650,000 original Principal Amount at Maturity is outstanding. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on October , 1997, unless the Issuers, in their sole discretion, extend the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Issuers or any other person who has obtained a properly completed bond power from the registered holder. Capitalized terms used but not defined herein have the respective meanings set forth in the Prospectus.

  This Letter of Transmittal is to be used by holders of Old Notes if certificates representing the Old Notes are to be physically delivered to the Exchange Agent herewith. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or a confirmation of a book-entry transfer of their Old Notes to the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 below. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

  The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 2):

 Name of Registered or Acting Holder(s): ____________________________________

 Window Ticket No. (if any): ________________________________________________

 Date of Execution of Notice of Guaranteed Delivery: ________________________

 Name of Eligible Institution
 that Guaranteed Delivery: __________________________________________________

 If Delivered by Book-Entry Transfer,
 the Account Number: ________________________________________________________

 Transaction Code Number: ___________________________________________________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

 PLEASE NOTE: THE ISSUERS HAVE AGREED THAT, FOR A PERIOD OF 180 DAYS AFTER THE EXPIRATION DATE, IT WILL MAKE COPIES OF THE PROSPECTUS AVAILABLE TO ANY PARTICIPATING BROKER-DEALER FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES (PROVIDED THAT THE ISSUERS RECEIVE NOTICE FROM ANY PARTICIPATING BROKER-DEALER OF ITS STATUS AS A BROKER-DEALER).

 Name: ______________________________________________________________________

 Address: ___________________________________________________________________

  ----------------------------------------------------------------------------

 Attention: _________________________________________________________________


  List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

   PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING

                        BOX 1 DESCRIPTION OF OLD NOTES
--------------------------------------------------------------------------------
NAME(S)AND ADDRESS(ES)
    OF REGISTERED                                              PRINCIPAL AMOUNT
      HOLDER(S)                      AGGREGATE PRINCIPAL      TENDERED (MUST BE
 (PLEASE FILL IN, IF     CERTIFICATE AMOUNT REPRESENTED     AN INTEGRAL MULTIPLE
        BLANK)            NUMBER(S)    BY CERTIFICATE(S)         OF $1,000)*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    Total
--------------------------------------------------------------------------------
* Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

  If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

  The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000.



   BOX 2 SPECIAL REGISTRATION            BOX 3 SPECIAL DELIVERY INSTRUCTIONS
         INSTRUCTIONS                      (See Instructions 4, 5 and 6)
   (See Instructions 4, 5 and 6)
                                           To be completed ONLY if
  To be completed ONLY if                 certificates for Old Notes in a
certificates for Old Notes in a           principal amount not tendered, or
principal amount not tendered, or         Exchange Notes issued in exchange
Exchange Notes issued in exchange         for Old Notes accepted for exchange,
for Old Notes accepted for exchange,      are to be sent to an address other
are to be issued in a name other          than the address appearing in Box
than the name appearing in Box 1          1 above, or if Box 2 is filled in,
above.                                    to an address other than the
                                          address appearing in Box 2.
Issue certificate(s) to:
                                          Deliver certificate(s) to:
Name ______________________________
        (Please Print)                  Name ______________________________
                                        (Please Print)
Address ___________________________
                                        Address ___________________________
 -----------------------------------
      (Include Zip Code)                -----------------------------------
                                                (Include Zip Code)
 -----------------------------------
   (Tax Identification or Social          -----------------------------------
       Security Number)                    (Tax Identification or Social
                                                 Security Number)

                          BOX 4 BROKER-DEALER STATUS

[_] Check this box if the beneficial owner of the Old Notes is a Participating
   Broker-Dealer and such Participating Broker-Dealer acquired the Old Notes for its own account as a result of market-making activities or other trading activities.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to FrontierVision Holdings, L.P. and FrontierVision Holdings Capital Corporation (the "Issuers"), the principal amount of Old Notes indicated above.

  Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuers) with respect to the tendered Old Notes with the full power of substitution to (i) present such Old Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Old Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon, the order of, the Issuers, (ii) deliver certificates for such Old Notes to the Issuers and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers and (iii) present such Old Notes for transfer on the books of the Issuers and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuers will acquire good, valid and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Issuers. The undersigned hereby further represents that (i) the Exchange Notes are to be acquired by the holder or the person receiving such Exchange Notes, whether or not such person is the holder in the ordinary course of business, (ii) the holder or any such other person is not engaging and does not intend to engage, in the distribution of the Exchange Notes, (iii) the holder or any such other person has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes, (iv) neither the holder nor any such other person is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act, and (v) the holder or any such other person acknowledges that if such holder or any other person participates in the Exchange Offer for the purpose of distributing the Exchange Notes it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the Exchange Notes and cannot rely on those no-action letters. As indicated above, each Participating Broker-Dealer that receives an Exchange Note for its own account in exchange for Old Notes must acknowledge that it (i) acquired the Old Notes for its own account as a result of market-making activities or other trading activities, (ii) has not entered into any arrangement or understanding with the Issuers or any "affiliate" of the Issuers (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer and (iii) will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes.

 The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes tendered hereby. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes, however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Unless otherwise notified in accordance with the instructions set forth herein in Box 4 under "Broker-Dealer

Status," the Issuers will assume that the undersigned is not a Participating Broker-Dealer.

  For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuers have given oral or written notice thereof to the Exchange Agent.

  If any Old Notes tendered herewith are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned, without expense, to the undersigned at the address shown below or to a different address as may be indicated herein in Box 3 under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

  All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representative, successors and assigns.

  The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

  Unless otherwise indicated in Box 2 under "Special Registration Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged, in the name(s) of the registered holder of the Old Notes appearing in Box 1 above. Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please send the certificates, if any, representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below in the undersigned's signature(s). In the event that the box entitled "Special Registration Instructions" and the box entitled "Special Delivery Instructions" both are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Issuers have no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Issuers do not accept for exchange any of the Old Notes so tendered.

  Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver the Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

  The lines below must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Old Notes or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal.

                                  SIGNATURES

x
 ----------------------------------------------------------   ----------
                                                                 Date
x
 ----------------------------------------------------------   ----------
                                                                 Date

Area Code and Telephone Number: ___________________________

  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) submit evidence satisfactory to the Issuers of such person's authority so to act. See Instruction 5.

Name(s): ________________________________________________________________
                                (Please Print)

Capacity: _______________________________________________________________

Address: ________________________________________________________________
                              (Include Zip Code)



                         MEDALLION SIGNATURE GUARANTEE
                        (If required by Instruction 5)
       Certain Signatures must be Guaranteed by an Eligible Institution

Signature(s) Guaranteed by an Eligible Institution: _________________________
                                                     (Authorized Signature)
 -----------------------------------------------------------------------------
                                    (Title)
 -----------------------------------------------------------------------------
                                (Name of Firm)
 -----------------------------------------------------------------------------
                          (Address, Include Zip Code)
 -----------------------------------------------------------------------------
                       (Area Code and Telephone Number)

Dated: __________________________________________________________________

                                 INSTRUCTIONS

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR OLD NOTES OR BOOK-ENTRY CONFIRMATIONS. Certificates representing the tendered Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account with the Book-Entry Transfer Facility), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message), a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for Old Notes and all other required documents is at the election and sole risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holder may wish to use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither the Issuers nor the Exchange Agent is under an obligation to notify any tendering holder of the Issuers' acceptance of tendered Old Notes prior to the completion of the Exchange Offer.

  2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Old Notes but whose Old Notes are not immediately available and who cannot deliver their certificates for Old Notes (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Notes according to the guaranteed delivery procedures set forth below. Pursuant to such procedures:

   (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution");

   (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of the tendered Old Notes, and the principal amount of tendered Old Notes and stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message), together with the tendered Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account with the Book-Entry Transfer Facility) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

   (iii) the certificates representing the tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account with the Book-Entry Transfer Facility), together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and all other documents required by the Letter of Transmittal must be received by the Exchange
 Agent within five New York Stock Exchange trading days after the Expiration
 Date.

  Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedure.

  3. TENDER BY HOLDER. Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered holder and who wishes to tender should arrange with such holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering such Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such owner's name or obtain a properly completed bond power from the registered holder.

  4. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Principal Amount Tendered" of the box entitled "Description of Old Notes" (Box 1) above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered and Exchange Notes exchanged for any Old Notes tendered will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

  5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURE. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith, the signatures must correspond with the name(s) as written on the face of the tendered Old Notes without alteration, enlargement, or any change whatsoever.

  If any of the tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are held in different names on several Old Notes, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which tendered Old Notes are held.

  If this Letter of Transmittal is signed by the registered holder, and Exchange Notes are to be issued and any untendered or unaccepted principal amount of Old Notes are to be reissued or returned to the registered holder, then, the registered holder need not and should not endorse any tendered Old Notes nor provide a separate bond power. In any other case, the registered holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal (executed exactly as the name(s) of the registered holder(s) appear(s) on such Old Notes), with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution unless such certificates or bond powers are signed by an Eligible Institution.

  If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and evidence satisfactory to the Issuers of their authority to so act must be submitted with this Letter of Transmittal.

  No medallion signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and the issuance of Exchange Notes (and any Old Notes not tendered or not accepted) are to be issued directly to such registered holder(s) and neither the "Special Registration Instructions" (Box 2) nor the "Special Delivery Instructions" (Box
3) has been completed. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

  6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box, the name and address in which the Exchange Notes and/or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the indicated and the tendering holders should complete the applicable box.

  If no such instructions are given, the Exchange Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and sent to the registered holder of the Old Notes.

  7. TRANSFER TAXES. The Issuers will pay all transfer taxes, if any, applicable to the sale and transfer of Old Notes to the Issuers or their order pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Old Notes to the Issuers or their order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering holder.

  Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

  8. TAX IDENTIFICATION NUMBER. Federal income tax law required that a holder of any Old Notes which are accepted for exchange must provide the Issuers (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Issuers is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among other, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report a interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Old Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

  The Issuers reserve the right in their sole discretion to take whatever steps are necessary to comply with the Issuers' obligation regarding backup withholding.

  9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Old Notes will be determined by the Issuers, in their sole discretion, which determination will be final and binding. The Issuers reserve the right to reject any and all Old Notes not validly tendered or any Old Notes, the Issuers' acceptance of which would, in the opinion of the Issuers or their counsel, be unlawful. The Issuers also reserve the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Notes as to any ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (includes this Letter of Transmittal and the instructions hereto) by the Issuers shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuers shall determine. The Issuers will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes, but shall not incur any liability for failure to give such notification.

  10. WAIVER OF CONDITIONS. The Issuers reserve the absolute right to amend, waive, or modify specified conditions in the Exchange Offer in the case of any tendered Old Notes.

  11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Old Notes will be accepted.

  12. MUTILATED, LOST, STOLEN, OR DESTROYED OLD NOTES. Any tendering holder whose Old Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

  13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address set forth on the first page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

  14. ACCEPTANCE OF TENDERED OLD NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF OLD NOTES. Subject to the terms and conditions of the Exchange Offer, the Issuers will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted tendered Old Notes when, as and if the Issuers have given written and oral notice thereof to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown above or at a different address as may be indicated under "Special Delivery Instructions."

  15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

                  PAYERS' NAME: FRONTIERVISION HOLDINGS, L.P.
                                FRONTIERVISION HOLDINGS CAPITAL CORPORATION
-------------------------------------------------------------------------------
                  Part 1--PLEASE PROVIDE         Social Security Number
                  YOUR TAXPAYER IDENTIFICA-              or TIN
                  TION NUMBER ("TIN") IN THE
                  BOX AT RIGHT AND CERTIFY
                  BY SIGNING AND DATING
                  BELOW


//

--------------------------------------------------------------------------------
                  Part 2--Check the box if you are NOT subject to backup withholding under the provisions of section
                  3408(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue
                  Service has notified you that you are no longer subject to backup withholding.

[_]
                  -----------------------------------------------------------
                  CERTIFICATION--UNDER THE PENALTIES OF
                  PERJURY, I CERTIFY THAT THE INFORMATION    Part 3--
SUBSTITUTE        PROVIDED ON THIS FORM IS TRUE, CORRECT     Awaiting
FORM W-9          AND COMPLETE.                              TIN . [_]


DEPARTMENT OF THE
TREASURY          SIGNATURE                 DATE
                  -----------------------------------------------------------
INTERNAL REVENUE
SERVICE Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part I below. See instructions if your name has changed.)

PAYER'S REQUEST
FOR               -----------------------------------------------------------
TAXPAYER
IDENTIFICATION    Address
NUMBER (TIN)      -----------------------------------------------------------

                  City, State and ZIP Code

                  ------------------------------------------------------ NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
                    List account number(s) here (optional)